As filed with the Securities and Exchange Commission on April 27, 2007
                                                                File No. 2-86337
                                                              File No. 811-03835
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
                                   ---------
                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          |X|
                         Pre-Effective Amendment No.                         |_|
                        Post-Effective Amendment No. 25                      |X|
                                     and/or
                        REGISTRATION STATEMENT UNDER THE                     |X|
                        INVESTMENT COMPANY ACT OF 1940                       |X|
                               Amendment No. 25 -

                                -----------------

                         Value Line Centurion Fund, Inc.
               (Exact Name of Registrant as Specified in charter)

                              220 East 42nd Street
                          New York, New York 10017-5891
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (212) 907-1500

                                David T. Henigson
                                Value Line, Inc.
                              220 East 42nd Street
                          New York, New York 10017-5891
                     (Name and Address of Agent for Service)

                                    Copy to:
                               Peter D. Lowenstein
                                 496 Valley Road
                                Cos Cob, CT 06807

It is proposed that this filing will become effective (check appropriate box)
      |_|   immediately upon filing pursuant to paragraph (b)
      |X|   on May 1, 2007 pursuant to paragraph (b)
      |_|   60 days after filing pursuant to paragraph (a)(1)
      |_|   75 days after filing pursuant to paragraph (a)(2)
      |_|   on (date) pursuant to paragraph (a)(1)
      |_|   on (date) pursuant to paragraph (a)(2) of Rule 485

================================================================================

                        Value Line Centurion Fund, Inc.

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                                   PROSPECTUS
                                   MAY 1, 2007
--------------------------------------------------------------------------------

                                     [LOGO]
                                ----------------
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                      Funds

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                     Fund Summary
                     What is the Fund's goal? Page 2
                     What are the Fund's main investment strategies? Page 2 What are the main risks of investing in the Fund? Page 2 How has the Fund performed? Page 4
                     What are the Fund's fees and expenses? Page 5

How the Fund is Managed
Investment Objective Page 6
Principal investment strategies Page 6
The principal risks of investing in the Fund Page 7

                            Who Manages the Fund
                            Investment Adviser Page 9
                            Management fees Page 9
                            Portfolio management Page 9

          About Your Account
          How to buy and sell shares Page 10
          Frequent purchases and redemptions of Fund shares Page 12 Dividends, distributions and taxes Page 14

                            Financial Highlights
                            Financial Highlights Page 15

--------------------------------------------------------------------------------
FUND SUMMARY
--------------------------------------------------------------------------------

What is the Fund's goal?

                 The Fund's investment objective is long-term growth of capital. Although the Fund will strive to achieve this goal, there is no assurance that it will succeed. Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). The Fund's investment adviser is Value Line, Inc. (the "Adviser").

What are the Fund's main investment strategies?

                 To achieve the Fund's goals, the Adviser invests substantially all of the Fund's net assets in common stocks. In selecting securities for purchase or sale, the Adviser relies on a quantitative strategy that is based on the Value Line TimelinessTM Ranking System (the "Ranking System"), which compares the Adviser's estimate of the probable market performance of each stock during the next six to twelve months to that of all of the approximately 1,700 stocks under review and ranks stocks on a scale of 1 (highest) to 5 (lowest). The Fund usually invests in common stocks of U.S. companies and it will usually purchase stocks that are ranked 1 by the Ranking System. The Fund will usually sell a stock when its rank falls below 1. There are no set limitations of investments according to a company's size.

What are the main risks of investing in the Fund?

                 Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of the money you invest. Therefore, before you invest in this Fund you should carefully evaluate the risks.

                 The chief risk that you assume when investing in the Fund is market risk, the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

                 Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser's investment strategies will produce the desired results.

                 The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. The Fund will be affected by changes in stock prices, which have historically tended to fluctuate more than bond prices.

                 Because the Fund uses the Ranking System, there is the risk that securities not covered by the Ranking System or lower rated securities will appreciate to a greater extent than those securities in the Fund's portfolio.

                 An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 7.

How has the Fund performed?

                 This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund's shares have varied over the past ten calendar years, and the table below shows the average annual total returns of these shares for one, five, and ten years. These returns are compared to the performance of the S&P 500(Reg. TM) Index, a widely quoted, unmanaged index of stock performance. You should remember that unlike the Fund, this index is unmanaged and does not include expenses, which are deducted from Fund returns, or taxes. This performance information does not reflect separate account or variable insurance contract fees or charges. If such fees and charges were reflected, the Fund's returns would be less than those shown. All returns reflect reinvested dividends. The Fund's past performance is not necessarily an indication of how it will perform in the future.

Total returns as of 12/31 each year (%)
--------------------------------------------------------------------------------

                              [BAR CHART OMITTED]

 1997        1998         1999        2000        2001         2002        2003        2004         2005         2006

21.93       27.47        28.23      -12.47      -16.35       -22.93       19.49       11.51         9.13         3.85

Best Quarter: Q4 1998       +29.26%
Worst Quarter: Q3 2001      (17.22%)

Average Annual Total Returns for Periods Ended December 31, 2006 (%)

                                                  1 year     5 years    10 years
================================================================================
Value Line Centurion Fund                          3.85%      3.08%       5.39%
--------------------------------------------------------------------------------
S&P 500(Reg. TM) Index (reflects no deduction
for fees or expenses)                             15.79%      6.19%       8.42%
--------------------------------------------------------------------------------

What are the Fund's fees and expenses?

                 This table describes the fees and expenses you pay in connection with an investment in the Fund. It does not take into account any fees or other expenses of any variable annuity or variable life insurance product. If such fees were reflected, expenses would be higher.

Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets)
================================================================================
Management Fees                                                            0.50%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees*                                     0.40%
--------------------------------------------------------------------------------
Other Expenses                                                             0.08%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                       0.98%
--------------------------------------------------------------------------------
Less 12b-1 fee waiver*                                                    -0.15%
--------------------------------------------------------------------------------
Net Expenses*                                                              0.83%
--------------------------------------------------------------------------------

* Effective May 23, 2006, Value Line Securities, Inc. (the "Distributor") voluntarily waived a portion of the Fund's 12b-1 fee in an amount equal to 0.15% of the Fund's average daily net assets. Effective May 1, 2007 through April 30, 2008, the Distributor contractually agreed to waive this portion of the Fund's 12b-1 fee. There can be no assurance that the Distributor will extend the contractual 12b-1 fee waiver beyond such date.

                 Example

                 This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown assuming that (a) the Fund's total operating expenses remain the same and (b) the Distributor's contractual 12b-1 fee waiver is in effect for year one. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:

                                     1 year     3 years     5 years     10 years
================================================================================
Value Line Centurion Fund, Inc.       $85        $297        $527       $1,188
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW THE FUND IS MANAGED
--------------------------------------------------------------------------------

Investment objective

                 The Fund's investment objective is long-term growth of capital.

Principal investment strategies

                 Because of the nature of the Fund, you should consider an investment in it to be a long-term investment that will best meet its objective when held for a number of years. The following is a description of how the Adviser pursues the Fund's objective.

                 In selecting securities for purchase or sale, the Adviser relies on a quantitative strategy that is based on the Ranking System. The Ranking System has evolved after many years of research and has been used in substantially its present form since 1965. It is based upon historical prices and reported earnings, recent earnings and price momentum and the degree to which the last reported earnings deviated from estimated earnings, among other factors.

                 The Timeliness Rankings are published weekly in the Standard Edition of The Value Line Investment Survey for approximately 1,700 stocks, including those with large, mid and small market capitalizations. There are a relatively small number of foreign issuers that are included, and stocks that have traded for less than two years are not ranked. On a scale of 1 (highest) to 5 (lowest), the Timeliness Rankings compare an estimate of the probable market performance of each stock during the coming six to twelve months to that of all of the approximately 1,700 stocks under review. The Timeliness Rankings are updated weekly to reflect the most recent information.

                 The Ranking System does not eliminate market risk, but the Adviser believes that it provides objective standards for determining expected relative performance over the next six to twelve months. The Fund usually invests in common stocks of U.S. companies and it will usually purchase stocks that are ranked 1 by the Ranking System. The Fund will usually sell a stock when its rank falls below 1. There are at present 100 stocks ranked 1. Reliance upon the Ranking System, whenever feasible, is a fundamental policy of the Fund which may not be changed without shareholder approval. The utilization of the Ranking System is no assurance that the Fund will perform similarly to or more favorably than the market in general over any particular period.

                 Temporary defensive position

                 From time to time in response to adverse market, economic, political or other conditions, we may invest a portion of the Fund's net assets in cash or cash equivalents, debt securities or bonds, for temporary defensive purposes. This could help the Fund avoid losses, but it may have the effect of reducing the Fund's capital appreciation or income, or both. If this occurs, the Fund may not achieve its investment objective.

                 Portfolio turnover

                 The Fund engages in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objective. This strategy results in higher brokerage commissions and other expenses and may negatively affect the Fund's performance. A portfolio turnover rate of 100% or greater increases the expenses of the Fund. See "Financial Highlights" for the Fund's most current portfolio turnover rates.

The principal risks of investing in the Fund

                 Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Therefore, before you invest in this Fund you should carefully evaluate the risks.

                 The Fund's use of the Ranking System involves the risk that the Ranking System may not have the predictive qualities anticipated by the Adviser or that over certain periods of time the price of securities not covered by the Ranking System, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund's portfolio.

                 Because the Fund invests substantially all of its assets in common stocks, the value of the stocks in its portfolio and the Fund's share price might decrease in response to the activities of an individual company or in response to general market or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks.

                 Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity. This could have a negative effect on the Fund's performance.

                 Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. The Adviser will apply investment techniques in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                 Please see the Statement of Additional Information for a further discussion of risks. Information on the Fund's recent portfolio holdings can be found in the Fund's current annual, semi-annual or quarterly reports. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is also available in the Statement of Additional Information.

--------------------------------------------------------------------------------
WHO MANAGES THE FUND
--------------------------------------------------------------------------------

                 The business and affairs of the Fund are managed by the Fund's officers under the direction of the Fund's Board of Directors.

Investment Adviser

                 Value Line, Inc., 220 East 42nd Street, New York, NY 10017, serves as the Fund's investment adviser (the "Adviser") and manages the Fund's business affairs. The Adviser also acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional clients, resulting in combined assets under management of approximately $4 billion as of March 31, 2007.

                 The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc., which with its predecessor has been in business since 1931. The Distributor, Value Line Securities, Inc., is a subsidiary of the Adviser. Another subsidiary of the Adviser publishes The Value Line Investment Survey and other publications.

Management fees

                 For managing the Fund and its investments, the Adviser is paid a fee at an annual rate of 0.50% of the Fund's average daily net assets.

                 A discussion regarding the basis for the Fund's Board of Directors' approval of the investment advisory agreement is available in the Fund's most recent semi-annual report to shareholders for the six month period ended June 30.

Portfolio management

                 Bradley Brooks and Kathleen Bramlage are jointly and primarily responsible for the day-to-day management of the Fund's portfolio using a quantitative investment strategy which relies on the Ranking System. Mr. Brooks has been a portfolio manager with the Adviser during the past five years and has been a portfolio manager for the Fund since June 2005. Ms. Bramlage has been a portfolio manager with the Adviser since 2005 and has been a portfolio manager for the Fund since April 2006. From 1999 to 2005, she was an analyst (part-time) with Loop Capital Markets, LLC. There is additional information in the Statement of Additional Information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

--------------------------------------------------------------------------------
ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

How to buy and sell shares

                 You may invest in the Fund only by purchasing certain variable annuity and variable insurance contracts ("Contracts") issued by GIAC. The Fund continuously offers its shares to GIAC's separate accounts at the net asset value per share next determined after a proper purchase request has been received by GIAC. GIAC then offers to owners of the Contracts ("Contractowners") units in its separate accounts which directly correspond to shares in the Fund. GIAC submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to GIAC by such Contractowners. Contractowners can send such instructions and requests to GIAC at P.O. Box 26210, Lehigh Valley, Pennsylvania 18002 by first class mail or 3900 Burgess Place, Bethlehem, Pennsylvania 18017 by overnight or express mail. The Fund redeems shares from GIAC's separate accounts at the net asset value per share next determined after receipt of a redemption order from GIAC.

                 The accompanying prospectus for a GIAC variable annuity or variable life insurance policy describes the allocation, transfer and withdrawal provisions of such Contract.

               - Distribution plan

                 In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Fund has adopted a Service and Distribution Plan (the "Plan"). Under the Plan, the Fund may pay to the Distributor a fee at an annual rate of 0.40% of the Fund's average daily net assets. The fee is paid to finance activities of the Distributor, principally intended to result in the sale of shares of the Fund. These activities include, among other things: providing incentives and compensation to GIAC to make the Fund available to the owners of Contracts and to provide personal services to those owners who fund their Contracts with shares of the Fund; providing administrative support services to the Fund in connection with the distribution of the Fund's shares for use in funding Contracts; paying costs incurred in conjunction with marketing Fund shares, such as the expense incurred by GIAC, the Distributor, or affiliates of the Distributor of preparing, printing and distributing disclosure documents and promotional materials in connection with the funding of Contracts with Fund shares; holding seminars and sales meetings designed to promote the distribution of Contracts funded with Fund shares, to the extent permitted by applicable laws, rules of regulations; and training sales personnel of GIAC regarding the Fund. The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred, which means that the Distributor may earn a profit under the Plan. Effective May 23, 2006, the Distributor voluntarily waived a portion of the Fund's Rule 12b-1 fee in an amount equal to 0.15% of the Fund's average daily net assets. Effective May 1, 2007 through April 30, 2008, the Distributor contractually agreed to waive this portion of the Fund's Rule 12b-1 fee. There can be no assurance that the Distributor will extend the contractual fee waiver beyond such date. Because Rule 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

                 From time to time, the Adviser or the Distributor, directly or through an affiliate, may use its own resources to pay promotional and administrative expenses in connection with the offer and sale of Fund shares, or to make payments to third parties that provide assistance in selling Fund shares or that provide support services to owners who fund their Contracts with shares of the Fund. These amounts would be in addition to amounts paid by the Fund.

               - Net asset value

                 The Fund's net asset value (NAV) is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") each day the Exchange is open for business. The Exchange is currently closed on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. NAV is calculated by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Securities for which market prices or quotations are readily available are priced at their market value. Securities for which market valuations are not readily available are priced at their fair value by the Adviser pursuant to policies and procedures adopted by the Board of Directors. The Fund will use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the Fund may cause the NAV to differ from the NAV that would be calculated using closing market prices. There can be no assurance that the Fund could obtain the fair value assigned to a security if it sold the security at approximately the time at which the Fund determined its NAV. Investments which have a maturity of less than 60 days are priced at amortized cost which represents fair value. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

Frequent purchases and redemptions of Fund shares

                 Frequent purchases and redemptions of the Fund's shares entail risks, including the dilution in value of the Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, and increased brokerage and administrative costs. Because the Fund does not accommodate frequent purchases and redemptions of Fund shares, the Fund's Board of Directors has adopted policies and procedures to prohibit investors from engaging in late trading and to discourage excessive and short-term trading practices that may disrupt portfolio management strategies and harm Fund performance.

                 Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Fund may consider trading in its shares to be excessive if an investor:

               - sells shares within 30 days after the shares were purchased;

               - enters into a series of transactions that is indicative of a timing pattern strategy.

                 In order to seek to detect frequent purchases and redemptions of Fund shares, the Adviser monitors selected trades. If the Adviser determines that an investor or a client of a broker has engaged in excessive short-term trading that may be harmful to the Fund, the Adviser will ask the investor or broker to cease such activity and may refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that the Adviser believes are under their control. The Adviser applies these restrictions uniformly in all cases.

                 While the Adviser uses its reasonable efforts to detect excessive trading activity, there can be no assurance that its efforts will be successful or that market timers will not employ tactics designed to evade detection. Neither the Adviser, the Fund nor any of its service providers may enter into arrangements intended to facilitate frequent purchases and redemptions of Fund shares. Frequently, shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The Adviser's ability to monitor trading practices by investors purchasing shares through omnibus accounts, including insurance company separate accounts, is dependent upon the cooperation of the financial intermediary in observing the Fund's policies. Consequently, it may be more difficult for the Fund to detect market timing activity through such accounts. However, the Fund, through its agent, has entered into an information sharing agreement with each financial intermediary, which provides, among other things, that the financial intermediary shall provide, promptly upon the Fund's request, certain identifying and transaction information regarding all Contractowners. Should the Fund detect market timing activity, it may terminate the account, or prohibit future purchases or exchanges by a Contractowner. Because omnibus accounts, such as your insurance company separate account, apply their own market timing policies with respect to their Contractowners, you will be subject to their policies on frequent trading and the restrictions set forth in your Contract. As a result, there is a risk that different Contractowners may be treated differently and some level of market timing activity could occur.

Dividends, distributions and taxes

                 The Fund intends to pay dividends of all or substantially all of its net investment income and to distribute all or substantially all of its realized capital gains annually in compliance with the Internal Revenue Code of 1986, as amended (the "Code"), (See tax discussion below.) All dividends and capital gains distributions will be automatically reinvested, at net asset value, by GIAC's separate accounts in additional shares of the Fund.

                 For federal income tax purposes, dividends and capital gain distributions from the Fund are treated as received by the insurance company rather than by Contractowners. Under the Code, generally dividends and net short-term capital gain distributions from the Fund are treated as ordinary income and distributions of net long-term capital gains are treated as long-term capital gain. The insurance company should consult its own tax advisers regarding the tax treatment of dividends and capital gain distributions it receives from the Fund. Contractowners should read the prospectus for GIAC's variable annuities and variable life insurance policies for a discussion of the federal income tax consequences of withdrawals or other payments from such Contracts to Contractowners.

                 The Fund has elected to be treated, has qualified, and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Code. As such, the Fund must satisfy federal tax requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As long as the Fund meets such requirements, it will not be subject to U.S. federal income tax on any net investment income and net capital gains that it distributes.

                 In addition, the Fund also intends to comply with certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of variable contracts. More specific information on these diversification requirements is contained in the Fund's Statement of Additional Information.

                 Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.

--------------------------------------------------------------------------------
FNANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                 The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been derived from the Fund's financial statements which were audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-221-3253.

Financial Highlights
================================================================================
Selected data for a share of capital stock outstanding throughout each year:

                                                                         Years Ended December 31,
                                             ------------------------------------------------------------------------------
                                                 2006               2005            2004            2003            2002
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year           $     20.07        $     20.24     $     18.15     $     15.19     $     19.71
---------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment (loss) income                    (.05)              (.08)           (.05)           (.03)           (.01)
    Net gain (loss) on securities
      (both realized and unrealized)                 .63               1.88            2.14            2.99           (4.51)
---------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                 .58               1.80            2.09            2.96           (4.52)
---------------------------------------------------------------------------------------------------------------------------
Less distributions
  Distributions from net realized gains            (1.69)             (1.97)             --              --              --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                 $     18.96        $     20.07     $     20.24     $     18.15     $     15.19
---------------------------------------------------------------------------------------------------------------------------
Total return*                                       3.85%              9.13%          11.51%          19.49%         (22.93)%
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of year (in thousands)       $   283,836        $   325,817     $   350,409     $   355,435     $   338,651
Ratio of expenses to average
  net assets (1)                                     .98%(2)            .96%            .95%            .99%            .76%
Ratio of net investment loss to average
  net assets                                        (.24)%             (.39)%          (.27)%          (.19)%          (.06)%
Portfolio turnover rate                              220%               219%            187%            129%            126%
---------------------------------------------------------------------------------------------------------------------------

* Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total return for all periods shown.

(1) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would not have changed for all periods shown.

(2) Ratio reflects expenses grossed up for the voluntary waiver of a portion of the service and distribution fee by the Distributor. The ratio of expenses to average net assets net of the voluntary fee waiver, but exclusive of the custody credit arrangement, would have been .89% for the year ended December 31, 2006.

                     [This Page Intentionally Left Blank.]

                     [This Page Intentionally Left Blank.]

For more information

                 Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders and quarterly reports filed with the Securities and Exchange Commission. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can find more detailed information about the Fund in the current Statement of Additional Information dated May 1, 2007, which has been filed electronically with the Securities and Exchange Commission
                 (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to the Fund, c/o GIAC, 7 Hanover Square, New York, NY 10004 or call toll-free 800-221-3253.

                 Reports and other information about the Fund are available on the EDGAR Database on the SEC Internet site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@SEC.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 202-551-8090.

--------------------------------------------------------------------------------
Investment Adviser                      Custodian
Value Line, Inc.                        State Street Bank and Trust Company
220 East 42nd Street                    225 Franklin Street
New York, NY 10017-5891                 Boston, MA 02110
--------------------------------------------------------------------------------

                                                               File No. 811-3855

                         VALUE LINE CENTURION FUND, INC.

               220 East 42nd Street, New York, New York 10017-5891
                                 1-800-221-3253

--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2007
--------------------------------------------------------------------------------

      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line Centurion Fund, Inc. (the "Fund") dated May 1, 2007, a copy of which may be obtained without charge by writing or telephoning the Fund. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Fund's 2006 Annual Report to Shareholders are incorporated by reference in this Statement of Additional Information. A copy of the Annual Report is available from the Fund upon request and without charge by calling 800-221-3253.

                              ------------------

                               TABLE OF CONTENTS

                                                                            Page
                                                                           -----
Description of the Fund and Its Investments and Risks .................... B-2
Management of the Fund ................................................... B-4
Investment Advisory and Other Services ................................... B-8
Service and Distribution Plan ............................................ B-10
Brokerage Allocation and Other Practices . ............................... B-11
Capital Stock . .......................................................... B-11
Purchase, Redemption and Pricing of Shares ............................... B-12
Taxes .................................................................... B-12
Performance Data . ....................................................... B-14
Financial Statements ..................................................... B-15

             DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

     History and Classification. The Fund is an open-end, diversified, management investment company incorporated in Maryland in 1983. The Fund's investment adviser is Value Line, Inc. (the "Adviser").

Non-principal Investment Strategies and Associated Risks

     Repurchase Agreements. The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement to which the Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Fund Fundamental Policies

     (i) The Fund may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

     (ii) The Fund may not borrow money, except that the Fund may (a) enter into commitments to purchase securities and instruments in accordance with its investment program, including when-issued and delayed-delivery transactions, and reverse repurchase agreements, provided that the total amount of any borrowing does not exceed 10% of the Fund's total assets at the time of the transaction; and (b) borrow money in an amount not to exceed 10% of the value of its total assets at the time the loan is made. Borrowings representing more than 10% of a Fund's total assets must be repaid before the Fund may make additional investments.

     (iii) The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act of 1933 in selling portfolio securities.

     (iv) The Fund may not invest 25% or more of its assets in securities of issuers in any one industry.

     (v) The Fund may not invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.

     (vi) The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements.

     (vii) The Fund may not engage in arbitrage transactions, short sales, purchases on margin or participate on a joint or joint and several basis in any trading account in securities.

     (viii) The Fund may not write, purchase or sell any put or call options or any combination thereof.

     (ix) With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

     (x) The Fund may not invest in commodities or commodity contracts.

     (xi) The primary investment objective of the Fund is long-term growth of capital.

     If a percentage restriction used in this Statement of Additional Information or the Prospectus is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction except for restriction (ii) and the restriction on illiquid securities. For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey. In addition, it is a fundamental policy of the Fund to rely, whenever feasible, on the Value Line Timeliness Ranking System.

     The fundamental policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

Non-Fundamental Policies

     The following investment policies are considered non-fundamental and can be changed by the Board of Directors without the approval of shareholders. Shareholders will be notified of any changes to any of these non-fundamental investment policies.

     (i) The Fund does not intend to borrow money for leveraging purposes.

     (ii) The Fund may not purchase shares of other investment companies, except (i) the Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies or (ii) in connection with a reorganization, merger or consolidation with another open-end investment company.

     (iii) The Fund will not enter into repurchase agreements with maturities in excess of seven days or purchase other illiquid securities if immediately after, and as a result of, such purchase the value of such securities would exceed, in the aggregate, 10% of the Fund's net assets.

     (iv) The Fund may not invest more than 5% of the value of its total assets in warrants or more than 2% of such value in warrants which are not listed on the New York or American Stock Exchanges, except that warrants attached to other securities are not subject to these limitations.

     Since the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies issued through The Guardian Insurance & Annuity Company Inc. ("GIAC"), its investments may be subject in the future to further restrictions under the insurance laws and regulations of the states in which such contracts or policies are offered for sale.

                            MANAGEMENT OF THE FUND

     The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

                                                                                                                       Other
Name,                                                Length of                Principal Occupations                Directorships
Address, and Age                    Position        Time Served              During the Past 5 Years              Held by Director
---------------------------- --------------------- ------------ ------------------------------------------------  ----------------
Interested Director*
Jean Bernhard Buttner        Chairman of the       Since 1983   Chairman, President and Chief Executive           Value Line, Inc.
Age 72                       Board of Directors                 Officer of Value Line, Inc. (the "Adviser") and
                             and President                      Value Line Publishing, Inc. Chairman and
                                                                President of each of the 14 Value Line Funds
                                                                and Value Line Securities Inc. (the
                                                                "Distributor")

Non-Interested Directors

John W. Chandler             Director              Since 1991   Consultant, Academic Search Consultation          None
416 North Hemlock Lane                                          Service, Inc. 1992-2004. Trustee Emeritus
Williamstown, MA 01267                                          and Chairman (1993-1994) of the Board of
Age 83                                                          Trustees of Duke University; President
                                                                Emeritus, Williams College.

Frances T. Newton            Director              Since 2000   Retired; Customer Support Analyst, Duke           None
4921 Buckingham Drive                                           Power Company until April 2007.
Charlotte, NC 28209
Age 65

Francis Oakley               Director              Since 2000   Professor of History, Williams College, 1961      None
54 Scott Hill Road                                              to 2002. Professor Emeritus since 2002.
Williamstown, MA 01267                                          President Emeritus since 1994 and President,
Age 75                                                          1985-1994; Chairman (1993-1997) and
                                                                Interim President (2002-2003) of the
                                                                American Council of Learned Societies. Trustee
                                                                since 1997 and Chairman of the Board since
                                                                2005, National Humanities Center.

David H. Porter              Director              Since 1997   Visiting Professor of Classics, Williams        None
5 Birch Run Drive                                               College, since 1999; President Emeritus,
Saratogo Springs, NY 12866                                      Skidmore College since 1999 and President,
Age 71                                                          1987-1998.

Paul Craig Roberts           Director              Since 1983   Chairman, Institute for Political Economy.        None
169 Pompano St.
Panama City Beach, FL 32413
Age 68

Nancy-Beth Sheerr            Director              Since 1996   Senior Financial Advisor Veritable, L.P.          None
1409 Beaumont Drive                                             (investment advisor) since 2004; Senior
Gladwyne, PA 19035                                              Financial Advisor, Hawthorn, 2001-2004.
Age 58

Officers

David T. Henigson            Vice President,       Since 1994   Director, Vice President and Compliance
Age 49                       Secretary and Chief                Officer of the Adviser. Director and Vice
                             Compliance Officer                 President of the Distributor. Vice President,
                                                                Secretary, and Chief Compliance Officer of
                                                                each of the 14 Value Line Funds.

Stephen R. Anastasio         Treasurer             Since 2005   Controllor of the Adviser until 2003; Chief
Age 48                                                          Financial Officer of the Adviser, 2003-2005;
                                                                Treasurer of the Adviser since 2005;
                                                                Treasurer of each of the 14 Value Line Funds.

------------
* Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 ("1940 Act") by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser.

     Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

     The non-interested Directors of the Fund serve as members of the Audit Committee of the Board of Directors. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund's independent registered public accounting firm to review the range of their activities and to discuss the Fund's system of internal accounting controls. The Audit Committee also meets with the independent registered public accounting firm in executive session at each meeting. There were four meetings of the Audit Committee during the last fiscal year. There is a Valuation Committee consisting of Jean B. Buttner and John W.

Chandler (or one other non-interested Director if he is not available). The Valuation Committee did not meet during the last fiscal year. The Valuation Committee reviews any actions taken by the Pricing Committee which consists of certain officers and employees of the Fund and the Adviser, in accordance with the valuation procedures adopted by the Board of Directors. There is also a combined Nominating/ Governance Committee consisting of the non-interested Directors the purpose of which is to review and nominate candidates to serve as non-interested directors and supervise Fund governance matters. The Committee generally will not consider nominees recommended by shareholders. The Committee did not meet during the last fiscal year.

     The following table sets forth information regarding compensation of Directors by the Fund and the thirteen other Value Line Funds of which each of the Directors was a director or trustee for the fiscal year ended December 31, 2006. Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds. The Fund has no retirement or pension plan for its Directors.

                                                                                Aggregate      Total Compensation
                                                                              Compensation     From Fund and Fund
Name of Person                                                                  From Fund      Complex (14 Funds)
--------------------------------------------------------------------------   --------------   -------------------
Interested Director
Jean B. Buttner ..........................................................       $  -0-             $   -0-
Non-Interested Directors
John W. Chandler .........................................................        3,646              45,000
Frances T. Newton ........................................................        3,646              45,000
Francis C. Oakley ........................................................        3,646              45,000
David H. Porter ..........................................................        3,646              45,000
Paul Craig Roberts .......................................................        3,646              45,000
Nancy-Beth Sheerr ........................................................        3,646              45,000

     As of the date of this Statement of Additional Information, GIAC, a Delaware corporation, owned all of the outstanding shares of the Fund. Such shares are allocated to one or more Guardian separate accounts which are registered as unit investment trusts under the 1940 Act. The address of GIAC is 7 Hanover Square, New York, New York. GIAC is a subsidiary of The Guardian Life Insurance Company of America, a mutual life insurance company organized under the laws of the State of New York.

     None of the Directors own any shares of the Fund. The following table illustrates the dollar range of any equity securities beneficially owned by each Director in all of the Value Line Funds as of December 31, 2006:

                                                                                  Aggregate Dollar Range of Equity
Name of Director                                                              Securities in All of the Value Line Funds
--------------------------------------------------------------------------   ------------------------------------------
Interested Director
Jean B. Buttner ..........................................................                 Over $100,000
Non-Interested Directors
John W. Chandler .........................................................              $50,001 - $100,000
Frances T. Newton ........................................................              $ 10,001 - $50,000
Francis C. Oakley ........................................................              $ 10,001 - $50,000
David H. Porter ..........................................................              $ 10,001 - $50,000
Paul Craig Roberts .......................................................                 Over $100,000
Nancy-Beth Sheerr ........................................................              $ 10,001 - $50,000

     None of the non-interested Directors, and his or his immediate family members, own any shares in the Adviser, Value Line Securities, Inc., the Fund's distributor (the "Distributor") or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor.

Proxy Voting Policies

     As a shareholder of the companies in which the Fund invests, the Fund receives proxies to vote at those companies' annual or special meetings. The Board of Directors has adopted Proxy Voting Policies and Procedures ("Proxy Voting Policies") pursuant to which the Adviser votes shares owned by the Fund. The Adviser endeavors to vote proxies relating to portfolio securities in accordance with its best judgment as to the advancement of the Fund's investment objective. The general principles of the Proxy Voting Policies reflect the Adviser's basic investment criterion that good company management is shareholder focused and should generally be supported. The Fund generally supports management on routine matters and supports management proposals that are in the interests of shareholders. The Board of the Fund reviews the Proxy Voting Policies periodically.

     Subject to the Board's oversight, the Adviser has final authority and fiduciary responsibility for voting proxies received by the Fund; however, the Adviser has delegated the implementation of the Fund's Proxy Voting Policies to Institutional Shareholder Services ("ISS"), a proxy voting service that is not affiliated with the Adviser or the Fund. In addition, ISS will make a recommendation to the Adviser consistent with the Proxy Voting Policies with respect to each proxy that the Fund receives. The Adviser generally anticipates that it will follow the recommendations of ISS.

     The following is a summary of the manner in which the Adviser would normally expect to vote on certain matters that typically are included in the proxies that the Fund receives each year; however, the Fund's vote may vary depending upon the actual circumstances presented.

Election of Directors, Corporate Governance and Routine Matters

      o Generally, the Fund supports the company's nominees to serve as directors.

      o The Fund generally supports management on routine corporate matters and matters relating to corporate governance. For example, the Adviser generally expects to support management on the following matters:

            o Increases in the number of authorized shares of or issuances of common stock or other equity securities;

            o Provisions of the corporate charter addressing indemnification of directors and officers;

            o     Stock repurchase plans; and

            o     The selection of independent accountants.

      o The types of matters on corporate governance that the Adviser would expect to vote against include:

            o The issuance of preferred shares where the board of directors has complete freedom as to the terms of the preferred;

            o     The adoption of a classified board;

            o The adoption of poison pill plans or similar anti-takeover measures; and

            o The authorization of a class of shares not held by the Fund with superior voting rights.

Compensation Arrangements and Stock Option Plans

     The Fund normally votes with management regarding compensation arrangements and the establishment of stock option plans. The Adviser believes, if its view of management is favorable enough that the Fund has invested in the company, that arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that the Fund would oppose. For example, the Fund would normally vote against an option plan that has the potential to unreasonably dilute the interests of existing shareholders, permits equity overhang that exceeds certain levels or that allows for the repricing of outstanding options.

Social Policy Based Proposals

     Generally, the Adviser will vote in accordance with management recommendations on proposals addressing social or political issues that the Adviser believes do not affect the goal of maximizing the return on funds under management.

     If the Adviser believes that a conflict of interest exists with respect to its exercise of any proxy received by the Fund, the Adviser will report the potential conflict to a Proxy Voting Committee consisting of members of the Adviser's staff. A conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company. The Adviser's Proxy Voting Committee is responsible for ensuring that the Adviser complies with its fiduciary obligations in voting proxies. If a proxy is referred to the Proxy Voting Committee, the Proxy Voting Committee evaluates whether a potential conflict exists and, if there is such a conflict, determines how the proxy should be voted in accordance with the best interests of the Fund and its shareholders.

     Every August, the Fund will file with the Securities and Exchange Commission information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings on the Commission's website at http://www.sec.gov or at the Fund's website at http://vlfunds.com.

     Shareholders may also obtain a copy of the Proxy Voting Policies by contacting the Fund at the address and/or phone number on the cover page of this Statement of Additional Information.

Disclosure of Portfolio Holdings

     The Fund's policy is to provide portfolio holdings information to all investors on an equal basis and in a manner that is not expected to interfere with the Fund's investment strategies. To that end, the Fund provides general portfolio holdings information to shareholders in its annual and semi-annual reports, which reports are also filed with the Securities and Exchange Commission ("SEC"). In addition, with respect to fiscal quarter ends for which there is no shareholder report, the Fund files with the SEC a Form N-Q. Each of these shareholder reports or filings provides full period end portfolio holdings and is filed or mailed to shareholders within 60 days of the period end.

     In addition, the Fund's distributor produces for marketing purposes Fund fact sheets, which include the Fund's top ten holdings and other information regarding the Fund's portfolio. These fact sheets are prepared as soon as possible after the end of the fiscal quarter but are not released until after the Fund has filed with the SEC its annual, semi-annual or quarterly reports.

     Ongoing Relationships. Officers of the Fund who are also officers of the Adviser currently authorize the distribution of portfolio holdings information other than that stated above to (i) the Fund's service providers and (ii) investment company rating agencies, such as Morningstar, Standard and Poor's, Lipper, Thomson Financial, Value Line Publishing and Bloomberg pursuant to policies and procedures adopted by the Board of Directors. The Fund's service providers are its accountants, custodian, counsel, pricing services (Interactive Data Corporation) and proxy voting service, which may need to know the Fund's portfolio holdings in order to provide their services to the Fund. Information is provided to such firms without a time lag. Investment company rating agencies require the portfolio holdings information more frequently than the Fund otherwise discloses portfolio holdings in order to obtain their ratings. This information is normally provided as soon as possible after the period end, which may be month end or quarter end. The Adviser believes that obtaining a rating from such rating agencies, and providing the portfolio holdings information to them, is in the best interest of shareholders. While the Fund does not have written confidentiality agreements from any rating agency or service provider and may be subject to potential risks, the information is provided with the understanding based on duties of confidentiality arising under law or contract that it only may be used for the purpose provided and should not be used to trade on such information or communicated to others.

     Non-Ongoing Relationships. Except for rating agencies and service providers, non-public portfolio holdings disclosure may only be made if the Fund's Chief Compliance Officer determines that (i) there are legitimate business purposes for the Fund in making the selective disclosure and

(ii) adequate safeguards to protect the interest of the Fund and its shareholders have been implemented. These safeguards include requiring written undertakings regarding confidentiality, use of the information for specific purposes and prohibition against trading on that information. To the extent that an officer of the Fund determines that there is a potential conflict of interest, with respect to the disclosure of information that is not publicly available, between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of the Fund, the Adviser or the Distributor on the other hand, the officer must inform the Fund's Chief Compliance Officer of such potential conflict. The Chief Compliance Officer is responsible for determining whether any such disclosure is reasonable under the circumstances and shall report any potential conflict of interest and any selective disclosure of portfolio holdings (other than to rating agencies and service providers) to the Fund's Board of Directors. The Fund does not release portfolio holdings information to any person for compensation.

     The Board of Directors of the Fund has approved the Fund's portfolio holdings disclosure policy and may require the Adviser to provide reports on its implementation from time to time or require that the Fund's Chief Compliance Officer monitor compliance with this policy.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     The Fund's Adviser is Value Line, Inc. Arnold Bernhard & Co., Inc., 220 East 42nd Street, New York, NY 10017, a holding company, owns approximately 86% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser and Chairman and President of the Fund, owns all of the voting stock of Arnold Bernhard & Co., Inc.

     The investment advisory agreement between the Fund and the Adviser, dated August 10, 1988, provides for an advisory fee at an annual rate equal to 0.50% of the Fund's average daily net assets. During 2004, 2005 and 2006, the Fund paid or accrued to the Adviser advisory fees of $1,707,260, $1,645,742 and $1,536,747, respectively.

     The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agents, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Fund. The agreement will terminate upon its assignment.

     The Adviser currently acts as investment adviser to 13 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts resulting in combined assets under management of approximately $4.0 billion as of March 31, 2007.

     Certain of the Adviser's clients may have an investment objective similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

     The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various types of securities in order to avoid possible conflicts of interest.

     The Fund has entered into a distribution agreement with Value Line Securities, Inc. (the "Distributor") whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of the Adviser. For its services under the agreement, the Distributor is not entitled to receive any compensation although it is entitled to receive fees under the Service and Distribution Plan. The Distributor also serves as distributor to the other Value Line funds. Jean Bernhard Buttner is Chairman and President of the Distributor.

     State Street Bank and Trust Company ("State Street") has been retained to provide certain bookkeeping, accounting and administrative services for the Fund. The Adviser pays State Street $76,400 per annum for providing these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund's custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. Boston Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 300 Madison Avenue, New York, NY 10017, acts as the Fund's independent registered public accounting firm and also performs certain tax preparation services.

Portfolio Managers

     Bradley Brooks and Kathleen Bramlage are jointly and primarily responsible for the day-to-day management of the Fund's portfolio using a quantitative investment strategy which relies on the Value Line Timeliness Ranking System.

     Compensation. Each portfolio manager employed by the Adviser receives a base salary and customary benefits that are offered generally to all full-time and some part-time employees of the Adviser. In addition, a manager may receive an annual bonus in the Adviser's discretion. Base salary is normally reevaluated on an annual basis. Any bonus is completely discretionary and may be in excess of a manager's base salary. The profitability of the Adviser and the investment performance of the accounts that the portfolio manager is responsible for are factors in determining the manager's overall compensation. The level of any bonus compensation may be influenced by the relative performance of the accounts managed by the portfolio manager or the financial performance of the Adviser. However, as noted, all bonus compensation is discretionary and the Adviser does not employ formulas with respect to either of these factors to compute a portfolio manager's bonus. There are no differences in a portfolio manager's compensation structure for managing mutual funds or private accounts.

     Other Accounts Managed. Bradley Brooks is primarily or jointly responsible for the day-to-day management of five Value Line mutual funds with combined total assets at December 31, 2006 of approximately $1,176 million and six private accounts with assets at December 31, 2006, of approximately $27 million. Kathleen Bramlage is primarily or jointly responsible for the day-to-day management of six Value Line mutual funds with combined total assets at December 31, 2006, of approximately $1,107,574.

     Material Conflicts of Interest. The Adviser's portfolio managers typically manage more than one account. Portfolio managers make investment decisions for each account based on the investment objectives and policies of each such account. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not take full advantage of that opportunity because the opportunity may need to be allocated among more than one account. In addition, a portfolio manager may purchase or sell securities for one account and not another account. The Adviser's private accounts, like the Fund, pay an advisory fee based upon the size of the accounts. None of the accounts pay performance-related fees. Investments are allocated among all of the Adviser's accounts in a manner which the Adviser deems to be fair and equitable.

     Ownership of Securities. Neither of the portfolio managers own any shares of the Fund.

                          SERVICE AND DISTRIBUTION PLAN

     The Service and Distribution Plan (12b-1 Plan) (the "Plan") is designed to finance the activities of the Distributor in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of 0.40% of the Fund's average daily net assets. During the fiscal year ended December 31, 2006, the Fund paid fees of $1,229,398 before fee waivers to the Distributor under the Plan. Effective May 23, 2006, the Distributor voluntarily waived a portion of the Fund's Rule 12b-1 fee equal to 0.15% of the Fund's average daily net assets. The fees waived amounted to $263,289. The Distributor incurred $889,931 in advertising and other marketing expenses. Effective May 1, 2007 through April 30, 2008, the Distributor contractually agreed to waive this portion of the Fund's Rule 12b-1 fee. There can be no assurance that the Distributor will extend the contractual fee waiver beyond April 30, 2008.

     The Distributor may use Rule 12b-1 fees to pay for activities primarily intended to result in the sale of Fund shares, including but not limited to:
(i) costs of printing and distributing the Fund's prospectus, statement of additional information and reports to prospective owners of variable annuity and variable insurance contracts ("Contracts"); (ii) costs involved in preparing, printing and distributing promotional and sales literature in connection with the funding of Contracts with shares of the Fund; (iii) providing incentives and compensation to GIAC to make the Fund available to owners of Contracts and for providing personal services to owners who fund their Contracts with shares of the Fund; and (iv) providing administrative support services to the Fund in connection with the distribution of the Fund's shares for use by GIAC in funding Contracts.

     The Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Fund shares. In addition, the Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling shares of the Fund or that provide support services to owners of Contracts.

     The Plan is a compensation plan, which means that the Distributor's fees under the Plan are payable without regard to actual expenses incurred by the Distributor. To the extent the revenue received by the Distributor pursuant to the Plan exceeds the Distributor's marketing expenses, the Distributor may earn a profit under the Plan.

     The Plan is subject to annual approval by the Directors, including the non-interested Directors. The Plan is terminable at any time by vote of the Directors or by vote of a majority of the shares of the Fund. Pursuant to the Plan, a new Director who is not an interested person (as defined in the Investment Company Act of 1940) must be nominated by existing Directors who are not interested persons.

     Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the non-interested Directors has a financial interest in the operation of the Plan.

     The Plan was adopted because of its anticipated benefits to the Fund. These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Fund's shares, an enhancement in the Fund's ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund's investment positions, and greater flexibility in achieving the investment objective. The costs of any joint distribution activities between the Fund and other Value Line Funds will be allocated among the funds in proportion to the number of their shareholders.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, will obtain the best results for the Fund's portfolio taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Pursuant to the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided viewed either in terms of that particular transaction or in relation to the Adviser's overall responsibilities with respect to the account as to which the Adviser exercises investment discretion. Such allocation will be in such amounts and in such proportion as the Adviser may determine. The information and services furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. The services and information are furnished to the Adviser at no cost to it; no such services or information were furnished directly to the Fund, but certain of these services might have relieved the Fund of expenses which it would otherwise have had to pay. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgement of the Adviser, are able to execute such orders as expeditiously as possible. Orders may also be placed with brokers or dealers who sell shares of the Fund or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection.

     During 2004, 2005 and 2006, the Fund paid brokerage commissions of $1,667,386, $763,555 and $451,113, respectively, of which $514,656 (31%), $0 and $0, respectively, was paid to the Distributor, a subsidiary of the Adviser. The Distributor cleared transactions for the Fund through unaffiliated broker-dealers.

     The Board of Directors has adopted procedures incorporating the standards of Rule 17e-1 under the Investment Company Act of 1940 which requires that the commissions paid to the Distributor or any other "affiliated person" be "reasonable and fair" compared to the commissions paid to other brokers in connection with comparable transactions. The procedures require that the Adviser furnish reports to the Directors with respect to the payment of commissions to affiliated brokers and maintain records with respect thereto. The Board of Directors reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by the affiliates in connection therewith. During 2006, all of the Fund's brokerage commissions were paid to brokers or dealers solely for their services in obtaining the best prices and executions.

     Portfolio Turnover. The Fund's annual portfolio turnover exceeded 100% in each of the last five years. A rate of portfolio turnover of 100% would occur if all of the Fund's portfolio were replaced in a period of one year. To the extent that the Fund engages in short-term trading in attempting to achieve its objective, it may increase portfolio turnover and incur higher brokerage commissions and other expenses than might otherwise be the case. The Fund's portfolio turnover rate for recent fiscal years is shown under "Financial Highlights" in the Fund's Prospectus.

                                  CAPITAL STOCK

     Each share of the Fund's common stock, $1 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors and, if the Fund were liquidated, would receive the net assets of the Fund.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

     Purchases: Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order. Shares of the Fund are available to the public only through the purchase of certain contracts or policies issued by GIAC. There are no minimum investor requirements.

     Redemption: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the Investment Company Act of 1940: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

     The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets at the time.

     Calculation of Net Asset Value: The net asset value of the Fund's shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The net asset value per share is determined by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares. Securities listed on a securities exchange are valued at the closing sales price on the date as of which the net asset value is being determined. The Fund generally values equity securities traded on the NASDAQ Stock Market at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors or persons acting at their direction may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value.

                                      TAXES

     The Fund has elected to be treated, has qualified, and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Fund must satisfy federal tax requirements relating to the sources of its income, diversification of its assets, and distribution of its income to shareholders. As long as the Fund meets such requirements, it will not be subject to U.S. federal income tax on all investment company taxable income and net capital gain earned by the Fund which are distributed to shareholders in accordance with timing and other requirements of the Code.

     In order to qualify as a regulated investment company under the Code, a fund must, among other things, (i) derive at least 90% of its annual gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test"), and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

     The Fund also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each separate account. Section 817(h) and these regulations treat the assets of the Fund as assets of the related separate accounts and, among other things, limit the extent to which the assets of the Fund may be represented by any one, two, three, or four investments. Specifically, the Treasury regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the value of the total assets of a separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered as a single investment, and each U.S. government agency and instrumentality is considered as a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies. Failure by a separate account to satisfy the
Section 817(h) requirements would generally result in adverse treatment of the Contractholders, differing from the treatment described in the applicable variable contract prospectus, by causing the Contracts to lose their favorable tax status and requiring a Contractholder to include in ordinary income any income accrued under the Contracts for the current and all prior taxable years. Any such failure may also result in adverse consequences for the insurance company issuing the contracts. In addition, failure by the Fund to qualify as a regulated investment company would subject the Fund to federal income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

     Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains, are treated as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net long-term capital gain in excess of net short-term capital loss ("net capital gain"), if any, whether received in cash or reinvested in additional shares, are treated as long-term capital gain for U.S. federal income tax purposes without regard to the length of time shares of the Fund have been held. For federal income tax purposes, dividends and capital gain distributions from the Fund are treated as received by the insurance company rather than by the Contractholders. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

     Any dividend declared by the Fund as of a record date in October, November, or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

     For U.S. federal income tax purposes, the Fund is permitted to carry forward a net capital loss for any year to offset its own capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and therefore are not expected to be distributed as such to shareholders.

     Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes. Any loss realized by a shareholder upon the redemption, exchange or other disposition of Fund shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the same fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would generally be included in the U.S. federal tax basis of the shares acquired in the other investments.

     The Fund may invest in stocks of foreign issuers and may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to such investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to pass through to its shareholders their pro rata shares of qualified non-U.S. taxes paid by the Fund, with the result that shareholders will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

     If the Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the portfolio could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     The description of certain federal tax provisions above relates solely to U.S. federal income tax law as it applies to the Fund and to certain aspects of its distributions. It does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities and insurance companies. Shareholders and Contractholders should consult their own tax advisers on these matters and on state, local, foreign, and other applicable tax laws.

                                PERFORMANCE DATA

     From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Fund will be accompanied by information on the Fund's average annual compounded rate of return for the periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. The Fund may also advertise aggregate total return information for different periods of time.

     The Fund's average annual total returns for the one, five and ten year periods ending December 31, 2006 were 3.85%, 3.08% and 5.39%, respectively.

     The Fund's total return may be compared to relevant indices and data from Lipper Analytical Services, Inc., Morningstar or Standard & Poor's Indices.

     From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

     Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield, total return or distribution rate for any period should not be considered as a representation of what an investment may earn or what an investor's total return, yield or distribution rate may be in any future period.

                              FINANCIAL STATEMENTS

     The Fund's financial statements for the year ended December 31, 2006, including the financial highlights for each of the five fiscal years in the period ended December 31, 2006, appearing in the 2006 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, appearing therein, are incorporated by reference in this Statement of Additional Information.

                            PART C: OTHER INFORMATION

ITEM 23. EXHIBITS.

      (a)   Articles of Incorporation.*

      (b)   By-laws.*

      (c)   Not applicable.

      (d)   Investment Advisory Agreement.*

      (e)   Distribution Agreement.*

      (f)   Not applicable.

      (g)   Custodian Agreement.*

      (h)   (1)   Agreement with The Guardian Insurance & Annuity Company, Inc.*

            (2)   Administration Agreement with State Street Bank and Trust
                  Company

            (3)   Fee Waiver Agreement

      (i)   Legal Opinion.*

      (j)   Consent of independent registered public accounting firm.

      (k)   Not applicable.

      (l)   Not applicable.

      (m)   Service and Distribution Plan.***

      (p)   Code of Ethics.**

------------
* Filed as an exhibit to Post-Effective Amendment No. 16, filed February 26, 1999, and incorporated herein by reference.

** Filed as an exhibit to Post-Effective Amendment No. 17, filed April 26, 2000, and incorporated herein by reference.

*** Filed as an exhibit to Post-Effective Amendment No. 20, filed February 26, 2003, and incorporated herein by reference.

Item 24. Persons Controlled by or Under Common Control With Registrant.

      None.

Item 25. Indemnification.

      Incorporated by reference to Article Sixth (7) of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 16, filed February 26, 1999.

Item 26. Business or Other Connections of Investment Adviser.

      Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 27.

Name                          Position With the Adviser                  Other Employment
--------------------------   ---------------------------   -------------------------------------------
Jean Bernhard Buttner        Chairman of the               Chairman of the Board and Chief Executive
                             Board, President and          Officer of Arnold Bernhard & Co., Inc. and
                             Chief Executive Officer       Chairman of each of the Value Line Funds
                                                           and the Distributor

Samuel Eisenstadt            Senior Vice President         ----------------------------

Name                       Position With the Adviser                  Other Employment
-----------------------   ---------------------------   -------------------------------------------
David T. Henigson         Vice President and            Vice President and a Director of Arnold
                          Director                      Bernhard & Co., Inc. and the Distributor;
                                                        Vice President, Secretary and Chief Com-
                                                        pliance Officer of each of the Value Line
                                                        Funds.

Howard A. Brecher         Vice President,               Vice President, Secretary, Treasurer and a
                          Secretary and Director        Director of Arnold Bernhard & Co., Inc.

Mitchell Appel            Chief Financial Officer       ----------------------------

Stephen Anastasio         Treasurer                     Treasurer of each of the Value Line Funds

Herbert Pardes, MD        Director                      President and CEO of New York-
                                                        Presbyterian Hospital

Edward J. Shanahan        Director                      President and Headmaster, Choate Rose-
                                                        mary Hall (boarding school)

Marion Ruth               Director                      Real Estate Executive; President; Ruth
                                                        Realty (real estate broker)

Edgar A. Buttner          Director                      Research Associate, Harvard University

Item 27. Principal Underwriters.

(a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds, including the Registrant: The Value Line Fund, Inc.; Value Line Income and Growth Fund, Inc.; Value Line Premier Growth Fund, Inc.; Value Line Larger Companies Fund, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Emerging Opportunities Fund, Inc.; Value Line Asset Allocation Fund, Inc.

(b)          (1)                             (2)                                 (3)
      Name and Principal          Position and Offices With             Position and Offices
       Business Address          Value Line Securities, Inc.               With Registrant
      -----------------------   -----------------------------   ------------------------------------
      Jean Bernhard Buttner     Chairman of the Board           Chairman of the Board and President

      David T. Henigson         Vice President,                 Vice President, Secretary and Chief
                                Secretary, Chief                Compliance Officer
                                Compliance Officer
                                and Director

      Howard A. Brecher         Vice President,                 Assistant Secretary and Assistant
                                Assistant Treasurer             Treasurer
                                and Assistant
                                Secretary and Director

      Raymond Stock             Vice President                  ----------------------------

      Mitchell Appel            Chief Financial Officer         ----------------------------

      Stephen Anastasio         Treasurer                       Treasurer

     The business address of each of the officers and directors is 220 East 42nd Street, New York, NY 10017-5891.

(c)   Not applicable.

Item 28. Location of Accounts and Records.

     Value Line, Inc.
     220 East 42nd Street
     New York, NY 10017
     For records pursuant to:
     Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
     Rule 31a-1(f)

     State Street Bank and Trust Company
     c/o BFDS
     P.O. Box 219729
     Kansas City, MO 64121-9729
     For records pursuant to Rule 31a-1(b)(2)(iv):

     State Street Bank and Trust Company
     225 Franklin Street
     Boston, MA 02110
     For all other records

Item 29. Management Services.

     None.

Item 30. Undertakings.

     None.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 24th day of April, 2007.

                                      VALUE LINE CENTURION FUND, INC.

                                      By: /s/ David T. Henigson
                                          -------------------------------------
                                          David T. Henigson, Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

       Signatures                          Title                        Date
------------------------   ------------------------------------   --------------
      *JEAN B. BUTTNER     Chairman and Director; President;      April 24, 2007
   (Jean B. Buttner)        Principal Executive Officer

     *JOHN W. CHANDLER     Director                               April 24, 2007
   (John W. Chandler)

   * FRANCES T. NEWTON     Director                               April 24, 2007
  (Frances T. Newton)

    * FRANCIS C. OAKLEY    Director                               April 24, 2007
   (Francis C. Oakley)

      *DAVID H. PORTER     Director                               April 24, 2007
   (David H. Porter)

   *PAUL CRAIG ROBERTS     Director                               April 24, 2007
  (Paul Craig Roberts)

   * NANCY-BETH SHEERR     Director                               April 24, 2007
  (Nancy-Beth Sheerr)

/S/ STEPHEN R. ANASTASIO   Treasurer; Principal Financial and     April 24, 2007
------------------------   Accounting Officer
  (Stephen R. Anastasio)

By: /S/ DAVID T. HENIGSON
    -----------------------
     David T. Henigson, attorney-in-fact


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